Exhibit 99.1

Investor Presentation March 2016

ECIG | ELECTRONIC CIGARETTES INTERNATIONAL GROUP

Legal Disclaimer

FORWARD-LOOKING STATEMENTS:

This information contained herein includes certain forward-looking statements that are made pursuant to the safe harbor provisions within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are any statement reflecting management's current expectations regarding future results of operations, economic performance, financial condition and achievements of ECIG, including statements regarding ECIG's expectation to see continued growth. Forward-looking statements, specifically those concerning future performance are subject to certain risks and uncertainties, and other factors are disclosed in the Company's filings with the Securities and Exchange Commission. Unless required by applicable law, ECIG undertakes no obligation to update or revise any forward-looking statements. Additional risks and uncertainties are disclosed from time to time in the Company's filings with the SEC, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as well as Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

NON-GAAP FINANCIAL MEASURES:

This presentation contains non-GAAP financial measures as defined by the rules and regulations of the United States Securities and Exchange Commission. A non-GAAP financial measure is a numerical measure of a company's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statements of operations or balance sheets of the Company; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented.

These non-GAAP financial measures are provided because management of the Company uses these financial measures in maintaining and evaluating the Company's ongoing financial results and trends. We define EBITDA as net income (loss), as determined under GAAP, plus interest expense, income taxes, depreciation and amortization expense. We define Adjusted EBITDA as EBITDA plus expenses incurred under a related party advisory agreement, stock-based compensation expense, severance and retention costs, professional fees related to the restructuring of debt agreements, offering expenses, acquisition expense, losses on sale of assets, impairment of long-lived assets and debt financing inducement expense; and by subtracting gains from warrant and derivative fair value adjustments, gains from extinguishment of warrants and debt, and gains on sale of assets. These further adjustments eliminate the impact of items that we do not consider indicative of our core operating performance. In evaluating EBITDA and Adjusted EBITDA, you should be aware that in the future we expect to incur expenses that are the same as or similar to many of the adjustments in this presentation. Our presentation of EBITDA and Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items.

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Disposables Cartridges Refillables Mods / Buildables Entry / Convenience Mass market Enthusiast Quality of Experience Category Overview 3 The category is made up of a growing number of alternatives

USA tobacco market is ~$ 105 B, cigarettes are the largest segment at $82B (78%), e - vaping is a very small part of the total industry 7 4 5 8 82 E - vaping Cigars Cigarettes All other tobacco Smokeless ($B) Source: Cigars (7% of market in 2011 – EuroMonitor ); 4 USA Tobacco retail sales ($B) Category Overview

Wells Fargo market sizing is the industry standard: $3,500M in total retail sales value in 2015 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 e - vapor retail sales ($M) Wells Fargo Est Wells Fargo Projections Source: Wells Fargo 5 Category Overview

Wells Fargo est. ($M) Comments 2015 2014 Δ (%) FDM 160 125 28 Actual A. C. Nielsen 52w scanner data down ~15% YoY as of July 2015 C - stores 940 775 21 Actual A. C. Nielsen 52w scanner data up 24% YoY as of July 2015 Online 650 400 63 25% of total category growth Non - traditional 1,750 1,200 46 55% of total category growth Total 3,500 2,500 40 Opportunity with 80% of expected category growth in unmeasured channels, it is critical for ECIG to focus its effort in these channels Category Overview 6 Source: Wells Fargo Highest growth rates projected for online and non - traditional channels: +63 and +46%, respectively

About half of revenue in online / non - traditional from eLiquids Numbers in chart represent percentage of sales within each segment 1,750 10.0% 15.0% 55.0% 650 8.0% C - Store 25.0% 8.0% 40.0% 27.0% 25.0% 940 160 FDM 40.0% 27.0% 25.0% 15.0% Online 45.0% 15.0% 20.0% Disposables Batteries / Kits / Atomizers Cartridges 1 eLiquids Non - traditional Retail Note: FDM mix based on 2015 IRI data; C - store based on A.C. Nielsen xAOC + Convenience database 52w a/o 6/13/15; Online based on 2015 VIP online sales mix and modeling; Non - traditional ( tobacco shops, vape shops, and kiosks) is based on very rough internal estimates 1 ) Cartridges include all cartomizers and pre - filled clearomizers Margin skew is even greater due to higher cartridge and eliquid margins Channel size ($M) Total ($M) 7 1,350 850 750 5 50 3,500 Category Overview

Standard consumer pathway from cig - alike to refillables (mods) is movement towards higher quality e - vaping experiences Entry / Convenience Mass market Enthusiast 8 650 1,350 950 550 0 200 400 600 800 1,000 1,200 1,400 Disposibles Mods/Buildables Segment retail sales (2015 $M) Refillables Cartridges Quality of Experience Disposables Cartridges Refillables Mods / Buildables 8 Category Overview

9 Diversified Product Portfolio • 5 Product categories • 1 Premium growing global brand • 2 Retail driven brands • 1 Unique e - commerce brand Established Distribution Network • 175+ Owned and partnered kiosks • Expanding brand across Europe • Reduce from 25+ to 3 major USA accounts • Global direct - to - consumer membership club • Over 30% of revenues from online sales 49% 5% 27% 19% Non - traditional retail Online C - Store FDM Financial Performance $ millions E - Vaping Category* *Note: Non - traditional retail does include tobacco shops where Big Tobacco does have easy/advantaged access Source: Wells Fargo Company Overview $31.3 $38.5 0 10 20 30 40 50 9M14 9M15 Revenue

-- Corporate Headquarters -- Manufacturing Locations -- Retail Locations -- New Kiosk Location Strategic focus to diversify revenue and profit outside the USA 10 Global Presence Strong growing international focus where legislative compliance has been defined Product Sourcing • Current hardware principally from China • Liquid from China, US and UK • Strict pharma - grade controls

11 • Raised $ 85 million of Senior Secured debt • Right - sized the Board of Directors b y reducing its size from eight to four members • Negotiated with 70+ warrant holders to eliminate ratchets and anti - dilution provisions • Negotiated and settled over 12 inherited legal disputes / lawsuits across the USA • Continued to develop new kiosks from 103 to 175 and global expansion into three new countries Recent Developments & Milestones Improved ECIG’s financial profile, growth capabilities and corporate positioning through the following major company events:

12 • Reestablish the relationship with I.D.T.; launching Vapestick into a 250 store test expanding in April 2016 • Improved payment terms to contract manufacturers • Moved the corporate headquarters from Grand Rapids, MI to Golden, CO • Upgraded the entire corporate Finance and Accounting departments • Reduced the cost of comprehensive corporate insurance by 40% • Launched internet sales from the FIN website • Became current on SEC filings • Effected a 1 - for - 15 reverse stock split Recent Developments & Milestones, Cont’d

13 Vision • To become the most sought after independent e - vapor company in the world; by consumers, investors, and major tobacco companies as measured by annual stock performance Mission • Develop a dual global brand strategy delivering net income moving from negative in 2014 to 14% in 2017 Vision & Mission

ECIG ELECTRONIC CIGARETTES INTERNATIONAL GROUP

Strategic Plan

The Six Strategies to Achieve ECIG's Mission and Realize the Company's Vision

1. **VIP Brand**
   - Establish VIP as the #1 premium global brand in the segment, measured by net revenue

2. **FIN & VAPESTICK Brands**
   - Utilize the FIN and VAPESTICK brands as the traditional retail brands

3. **Non-Traditional Channels**
   - Expand profitably into non-traditional channels and new markets through distribution partnerships and selective acquisitions. Limit traditional channels to profitable accounts

4. **Organizational Talent**
   - Strengthen the organization's capabilities and talent base to enable exploitation of the opportunities facing the organization and to implement the controls, tactics and procedures required to bring confidence to all stakeholders and build lasting enterprise value

5. **Low Cost Provider**
   - Become the low-cost provider of e-vaping products while capturing the confidence and trust of consumers

6. **Working Capital**
   - Improve working capital requirements through increased focus throughout the organization

Strategic plan detail individual initiatives to advance each of these strategies

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ECIG ELECTRONIC CIGARETTES INTERNATIONAL GROUP

Strategic Priorities

Path to Profitable Growth

Continue to Expand VIP

- Add 25+ new kiosks in existing countries
- Add 10+ new kiosks throughout Europe
- Test kiosk expansion throughout the USA
- Expand the product line to fill competitive gaps

Improve Major Retailer Focus

- Vapestick regional rollout adding 250 to 750 stores
- Add one new major customer
- Expand into non-retail channels

Non-Traditional Channel

- Capitalize on opportunities in e-commerce
- VIP – New focus in the UK / Launch website in the USA
- FIN – revitalize website launch September 2015
- Vapestick – US website to be launched in April 2016
- Two new channel opportunities being reviewed

Organizational Talent

- Evaluate addition of two new positions while holding payroll flat and decrease as a percentage of sales

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16 • Net sales for the first nine months of 2015 increased 23% year - over - year • August was the first profitable Adjusted EBITDA month under the new management team Identified numerous opportunities for future profitable growth • VIP kiosk expansion program targets key geographies globally FIN network continues to reach new points of distribution Strengthened balance sheet with two recent term debt financings totaling $27 million Business Highlights - 2015 $31.3 M $38.5 M $0 $10 $20 $30 $40 $50 9M14 9M15 23% Year to Date Total Revenues $ in Millions

Recent Financial Performance 17 ($ in millions) Q1 Q2 Q3 Q4 2015 Revenue $11.1 $12.0 $15.4 TBA 2014 Revenue $4.1 $11.3 $15.9 $12.1 2015 Gross Profit $5.8 $6.2 $9.3 TBA 2014 Gross Profit $2.8 $6.8 $2.3 $1.5 2015 Adjusted EBITDA - $2.2 - $1.2 - $0.7 TBA 2014 Adjusted EBITDA - $5.1 - $5.3 - $10.4 - $15.6 • Revenue continues to improve • Gross Profit continues to improve • Adjusted EBITDA continues to improve

Dan O’Neill - Chief Executive Officer Dan brings a wealth of global experience as a senior leader in consumer packaged goods to ECIG . Throughout his career he has led transformational growth and delivered superior financial performance in a range of geographies and complex business environments. Previously, Dan spent five years as CEO & President of Molson, Inc. Under his leadership, Molson’s stock appreciated by 390%. Dan also held several senior positions at various consumer goods businesses, including H.J. Heinz Co., Campbell Soup Co. and S.C. Johnson Wax. Phil Anderson - Chief Financial Officer Phil brings more than 20 years of experience in financial markets, with particular depth in balance sheet structuring and cash flow management. Previously, Phil has more than 15 years experience as a research analyst at hedge fund and family office investment firms, including the Pinnacle Fund, which is an investor in ECIG . 18 Management Team

John Readler - VP of Finance John currently manages the internal accounting department . Previously, John was the Controller of Datalogix Holdings, Inc ., responsible for all aspects of corporate a ccounting, and an audit s upervisor with Hein and Co . Miguel Corral - Managing Director Miguel started Must Have Ltd in 2004 as a consumer electronics company, which became a very successful online electrical goods retailer. In 2008, Miguel began the development of VIP electronic cigarettes, launching in early 2009. The company went from zero to $30 million of revenue in less than five years with gross profit margin averaging 70%. 19 Management Team